EXHIBIT 99.2

1st Quarter flash report 2011 R www.inlandwestern.com PORTFOLIO SUMMARY Total proceeds raised $4.5 billion Cost of equity raised1 $457 million Shares outstanding 479 million Total square feet managed2 46 million Number of properties managed2 309 Total investment in properties3 $5.6 billion Percent leased including signed leases 90.1% Economic occupancy 88.4% Debt to total assets 59.1% Cumulative distributions per share $3.76 Distributions reinvested $686 million Shares repurchased $432 million 2011 Q1 COMPANY HIGHLIGHTS • Signed 130 new and renewal leases in the retail operating portfolio for approximately 1.075 million square feet • Renewed 88.1 percent of the leases expiring in the first quarter 2011 within the retail operating portfolio • Reported for the retail operating portfolio 88.5 percent leased, including leases signed but not commenced • Refinanced, repaid and extinguished $276.4 million in debt • Amended and expanded our credit facility to a $585 million senior secured credit facility, including a $435 million senior secured revolving line of credit and a $150 million secured term loan with several banks • Sold two non-core properties aggregating 271,600 square feet for gross sales of $22.8 million, reducing the geographic exposure of the retail operating portfolio from 37 to 35 states • Increased the quarterly distribution to shareholders for the sixth consecutive quarter, declaring a first quarter 2011 distribution of $0.06 per share 1) No acquisition fees were paid. 2) Includes consolidated and unconsolidated properties. 3) 90% of capital raised was invested in properties, among the highest in the industry. STRATEGY Acquire and manage a diverse national retail portfolio comprised of strategically located assets that are primarily anchored or shadow anchored by strong national and regional grocers, discount retailers and other retailers that provide basic household goods or clothing. Diversify by geography, retail property type and tenant base to reduce risk of overexposure. Manage portfolio effectively and regularly review the portfolio to identify opportunities. STRONG ANCHORS 29 14 36 27 15 7 11 26 11 21 42 Store Names # of Locations1 1) Owned and shadow anchors as of 3/31/11. 2) Includes T.J. Maxx, Marshalls, A.J. Wright and HomeGoods stores. 2 Best Buy 3.3% TJX Companies 2.5% Rite Aid 2.4% Stop & Shop 2.3% Ross Dress For Less 2.1% Home Depot 2.1% Bed Bath & Beyond 2.1% PetSmart 2.0% The Sports Authority 1.9% Kohl’s 1.9% Top Retail Tenants % of Retail Annualized Base Rent* *Based on total square feet managed. *Based on consolidated retail operating properties. *Based on GLA as of 3/31/11. CONSOLIDATED RETAIL OPERATING PORTFOLIO* TENANTS GEOGRAPHY* 05/11 Washington Oregon Arizona New Mexico Texas Oklahoma Kansas Colorado Utah Nevada California Idaho Montana North Dakota South Dakota Nebraska Minnesota Iowa Missouri Arkansas Mississippi Alabama Louisiana Florida Georgia Tennessee Wisconsin Illinois Indiana Ohio Michigan Kentucky New Jersey New York Conn. R.I. Mass. N.H. Maine Wyoming Pennsylvania Virginia West Delaware Vt. Carolina North Carolina Virginia Md. South 4,004,066 SF 9,817,718 SF 1,796,618 SF 2,120,801 SF 2,300,103 SF 4,244,479 SF Total GLA by State More than 5 MSF +1-5 MSF Less than 1 MSF Community Center 26% Neighborhood Center 10% Power Center 45% Lifestyle Center 9% Single User 10%

The Inland name and logo are registered trademarks being used under license. “Inland” refers to some or all of the entities that are part of The Inland Real Estate Group of Companies, Inc., a company that is comprised of separate legal entities, some of which may be subsidiaries of the same entity, affiliates of each other, share some common ownership or were previously sponsored by Inland Real Estate Investment Corporation. The companies depicted in the photographs and logos herein may have proprietary interests in their trade names and trademarks and nothing herein shall be considered to be an endorsement, authorization or approval of Inland Western Retail Real Estate Trust, Inc. by the companies. Further, none of these companies are affiliated with Inland Western Retail Real Estate Trust, Inc. in any manner other than being a tenant in properties owned by Inland Western Retail Real Estate Trust, Inc. 2901 BUTTERFIELD ROAD OAK BROOK, IL 60523 www.inlandwestern.com CONTACT Inland Western Investor Relations ir@inland-western.com 800.541.7661 R INLAND WESTERN Retail Real Estate Trust, Inc. CONSOLIDATED RETAIL OPERATING PROPERTIES LEASE EXPIRATION SCHEDULE1 AWARD WINNING MARKETING PROGRAMS BENEFIT RETAILERS AND CONSUMERS Inland Western’s marketing team partners with retailers and community groups to create one of a kind marketing programs that drive traffic, enhance retail sales and make an impact on the community. The marketing team was recognized by the International Council of Shopping Centers with 5 US MAXI Awards for its innovative events and programs in 2010. Inland Western has won 12 MAXI Awards in the last two years. CASH FLOW HISTORY AND DISTRIBUTIONS 1) Funds from Operations is a non-GAAP measure, and is calculated as follows: 3 Mo. Ended 3 Mo. Ended 3 Mo. Ended 3 Mo. Ended 3/31/11 12/31/10 9/30/10 6/30/10 Net loss attributable to Company shareholders $ (40,025) $ (3,411) $ (25,527) $ (38,349) Add: Deprection and amortization 65,447 68,694 67,171 64,390 Less: Gain on sales of investment properties (6,119) (20,687) (2,248) (1,478) Less: Noncontrolling interests’ share of depreciation related to consolidated joint ventures (2,932) (3,583) (2,837) (2,740) Funds from operations $ 16,371 $ 41,013 $ 36,559 $ 21,823 Safe Harbor Statement Forward-looking statements are statements that are not historical including statements regarding management’s intentions, beliefs, expectations, representations, plans or predictions of the future, and are typically identified by such words as “believe,” “expect,” “anticipate,” “intend,” “estimate,” “may,” “will,” “should” and “could.” The Company intends that such forward-looking statements be subject to the safe harbors created by section 27A of the Securites Act of 1933 and Section 21E of the Securites Exchange Act of 1934. There are numerous risks and uncertainties that could cause actual results to differ materially from those set forth in the forward-looking statements. For a more complete discussion of these risks and uncertainties, please see the company’s Annual Report on Form 10-K and each Quarterly Report filed on Form 10-Q. Inland Western Retail Real Estate Trust, Inc. disclaims any intention or obligation to update or revise any forward-looking statements whether as a result of new information or future events. Over 27,078 fans and followers receive regular information regarding events, special offers and giveaways, which drive retail sales. DISTRIBUTION HISTORY Since inception, the company has paid gross distributions of $1.3 billion. Yield based on annual statement of valuation with the exception of 2010 and 2011, which were based on the last published valuation. 2.5% 2.6% 7.5% 6.4% 6.4% 6.4% 6.6% 6.0% Cash Flows From Operations Gross Distributions 1) Excludes month-to-month leases. - 500,000 1,000,000 1,500,000 2,000,000 2,500,000 3,000,000 3,500,000 4,000,000 4,500,000 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 (Square Feet) Multi-Tenant Single Tenant 6.6% 5.6% Average 7.3% 3.5% 5.1% 8.0% 11.0% 9.4% 7.0% 3.4% 13.1% MORTGAGE DEBT MATURITY SCHEDULE Debt maturities exclude standard amortization, net mortgage premium of $17,534 and net mortgage discount of $2,502 as of 12/31/10. 1) Mortgage debt status is as of 5/10/11. The 2011 debt maturities include $123.2 million of mortgages payable that had matured as of 12/31/10. 2) Includes $297.4 million of mortgages that were repaid using proceeds from our senior secured credit facility, which was amended and restated on February 4, 2011, and the underlying properties were added as collateral to that facility. 3.3% 3 Months 3 Months 3 Months 3 Months Ended Ended Ended Ended (in thousands) 3/31/11 12/31/10 9/30/10 6/30/10 Funds from Operations1 $ 16,371 $ 41,013 $ 36,559 $ 21,823 Cash Flow From Operations $ 31,855 $ 30,400 $ 59,661 $ 55,396 Distribitions Declared 28,433 26,851 24,248 22,371 Excess $ 3,422 $ 3,549 $ 35,413 $ 33,025 Paid, Refinanced, Extended & Forgiven2 20111 2012 2013 2014 $1,000,000 $800,000 $600,000 $400,000 $200,000 $0 Debt ($000s) Under Application or Commitment Remaining to be Addressed